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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                    GUARANTY



                  GUARANTY dated as of November 6, 1998 made by Mr. Charles E. Bradley, Sr., who resides at c/o Stanwich Partners, Inc., One Stamford Landing, 62 Southfield Avenue, Stamford, Connecticut 06902 (the "Guarantor") for the benefit of The CIT Group/Business Credit, Inc. ("CITBC") and BNY Financial Corporation ("BNYFC") (each a "Lender" and collectively the "Lenders").

                  PRELIMINARY STATEMENTS. 1. Reference is made to the Amended and Restated Financing and Security Agreement dated as of January 17, 1997 among DeVlieg-Bullard, Inc. (the "Borrower"), the Lenders and the Lenders Agent, as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated as of April 1, 1997, as amended by a Second Amendment to Amended and Restated Financing and Security Agreement dated as of September 17, 1997, as amended by a Third Amendment to Amended and Restated Financing and Security Agreement dated as of December 29, 1997 and as amended by the Fourth Amendment to Amended and Restated Financing and Security Agreement dated as of March 11, 1998 (as it may be further amended, supplemented or modified from time to time, the "Financing Agreement"). Any term used in this Guaranty and not otherwise defined in this Guaranty shall have the meaning assigned to such term in the Financing Agreement.

                  2. The Borrower, as of the date hereof, has obtained from the Lenders a term loan in the principal amount of $2,500,000 which is referred to as the Additional Term Loan in the Financing Agreement and such Loan is evidenced by each of the Additional Term Loan Promissory Notes.

                  3. Reference is made to the Additional Term Loan Promissory Notes as defined in the Financing Agreement, including but not limited to the Additional Term Loan Promissory Note dated November 6, 1998 made by Borrower in favor of CITBC and the Additional Term Loan Promissory Note dated November 6, 1998 made by Borrower in favor of BNYFC (all such Notes together with any notes evidencing any renewals, extensions or refinancings of the Additional Term Loan, the "Additional Term Loan Promissory Notes", together with the Financing Agreement and all other agreements, instruments, and documents delivered to the Lenders Agent or any Lender pursuant to or in connection with any of the foregoing, the "Financing Documents").

                  4. The Guarantor represents that it owns directly or indirectly a substantial amount of the stock of the Borrower and/or is financially interested in its


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affairs and expects to benefit from and derive advantage from the Additional
Term Loans provided to the Borrower.

                  NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged by the Guarantor, and in order to induce the Lenders, in accordance with the terms of the Financing Agreement, to extend the Additional Term Loan, to the Borrower, the Guarantor hereby agrees with the Lenders as follows:

                  SECTION 1. Guaranty. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to each Lenders and their respective successors, endorsees, transferees and assigns the prompt and complete payment by the Borrower, as and when due and payable (whether at stated maturity or by required prepayment, acceleration, demand or otherwise), of all indebtedness, obligations and liabilities of the Borrower to the Lenders, now existing or hereafter incurred under or arising out of or in connection with the Additional Term Loan, together with any renewals, extensions or refinancings thereof, whether for principal, interest, fees, expenses or otherwise, owed to such Lender (all such indebtedness, obligations and liabilities being herein called the "Obligations"); and agrees to pay any and all expenses (including counsel fees and expenses) which may be paid or incurred by each such Lender in collecting any or all of its Additional Term Loan Promissory Note and/or enforcing any rights under this Guaranty or under its Additional Term Loan Promissory Note. Notwithstanding the foregoing or the aggregate sums which may be or become payable by the Borrower to the Lenders under the Additional Term Loan Promissory Notes, at any time or from time to time, the Guarantor shall be liable only for up to a maximum aggregate principal amount of $500,000 of such Additional Term Loan Promissory Notes, plus all interest due on such amount and a pro rata share of costs and expenses (based upon the amount of the Additional Term Loan guaranteed hereunder to the total amount of the Additional Term Loan, both at the time a demand is made on the Guarantor under this Guaranty); but it is understood that the outstanding principal amount of the Additional Term Loan Promissory Notes may at any time and from time to time exceed the liability of the Guarantor hereunder without impairing this Guaranty, and the Guarantor and the Lenders agree that, regardless of the manner of application of payments made by the Borrower to the Lenders, all such payments on the Additional Term Loan Promissory Notes shall be deemed to be applied first to the portion of the Additional Term Loan Promissory Notes which are not guaranteed hereunder and last to the portion of such Additional Term Loan Promissory Notes which are guaranteed hereunder.

                  SECTION 2. Guarantor's Obligations Unconditional.

                  (1) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Financing Documents, regardless of any law, regulation or order now or hereafter in effect in any


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jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The obligations and liabilities of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Obligations, the Financing Documents or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Documents or any other documents or instruments executed in connection with or related to the Obligations; (c) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of, or consent to any departure from any other guaranty, for all or any of the Obligations; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect of this Guaranty.

                  (2) This Guaranty is a guaranty of payment and not of collection. This Guaranty is a continuing guaranty and shall remain in full force and effect until (a) the payment in full of the Obligations and (b) the payment of the other expenses to be paid by the Guarantor pursuant hereto. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be returned by a Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or otherwise, all as though such payment had not been made.

                  (3) The obligations and liabilities of the Guarantor under this Guaranty shall not be conditioned or contingent upon the pursuit by any Lenders or any other Person at any time of any right or remedy against the Borrower or any other Person which may be or become liable in respect of all or any part of the Obligations or against any Collateral or security or guarantee therefor or right of set-off with respect thereto.

                  (4) The Guarantor hereby consents that, without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by any Lenders may be rescinded by such Lender and any of the Obligations continued after such rescission.

                  SECTION 3. Waivers. The Guarantor hereby waives:
(1) promptness and diligence; (2) notice of or proof of reliance by the Lenders upon this Guaranty or acceptance of this Guaranty; (3) notice of the incurrence of any Obligation by the Borrower or the renewal, extension or accrual of any Obligation; (4) notice of any actions taken by the Lenders or the Borrower or any other party under the Financing Documents, or any other agreement or instrument relating to the Obligations; (5) all other notices, demands and protests, and all other formalities


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of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantor of its obligations hereunder; and (6) any requirement that a Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or entity or any Collateral.

                  SECTION 4. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, whether acquired by any payment made hereunder, by any set-off or application of funds of the Guarantor by a Lender or otherwise, until (1) the payment in full of the Obligations, and (2) the payment of all other expenses to be paid by the Guarantor pursuant hereto. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lenders to be credited and applied in whole or in part by the Lenders against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of this Guaranty.

                  SECTION 5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (1) This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                  (2) There is no action, suit or proceeding pending or threatened against or otherwise affecting the Guarantor before any court or other governmental authority or any arbitrator which may, in any case or in the aggregate, materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

                  SECTION 6. Right of Set-off. If the Borrower defaults in the payments or performance of any of its Obligations or breaches any of its obligations or agreements under or pursuant to the Additional Term Loan, each Lender may, and is hereby authorized, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender shall have made any demand under this Guaranty and although



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such obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  SECTION 7. Notices, Etc. All notices and other communications provided for under this Guaranty shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered, if to the Guarantor, at its address noted on the signature page hereof; and, if to the Lenders, at the Lenders Agent's address at 1211 Avenue of the Americas, New York, New York 10036 or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 7. All such notices and other communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

                  SECTION 8. Payments. The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lenders at the address specified in Section 7 of this Guaranty.

                  SECTION 9. Amendments. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and each Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by each Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 10. Remedies. No failure on the part of any Lenders or Lenders Agent to exercise, and no delay in exercising, any right, power or remedy hereunder or under the Financing Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under the Financing Documents preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each Lenders or Lenders Agent provided herein and in the Financing Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of each Lender or Lenders Agent under Financing Documents against any party thereto are not conditional or contingent on any attempt by such Lender or Lenders Agent to exercise any of its rights under the Financing Documents against such party or against any other person.

                  SECTION 11. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability



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without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 12. Successors and Assigns. This Guaranty (a) shall be binding in accordance with and to the extent of its terms upon the Guarantor and its heirs and representatives and (b) shall inure, together with all rights and remedies of each Lender hereunder, to the benefit of such Lender and its successors, indorsees, transferees and assigns. Without limiting the generality of clause (b) of the immediately preceding sentence, each Lender may assign or otherwise transfer its Additional Term Loan Promissory Note to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to such Lender herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of all Lenders.

                  SECTION 13. Headings. Article and Section headings in this Guaranty are included in this Guaranty for the convenience of reference only and shall not constitute a part of the Guaranty for any other purpose.

                  SECTION 14. Counterparts. This Guaranty may be executed in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart.

                  SECTION 15. Governing Law; Jurisdiction; Waiver of Jury Trial. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws. Guarantor hereby irrevocably submits to the jurisdiction of any State or Federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified on the signature page hereof. The Guarantor agrees that a judgment in any such action or proceeding shall be conclusive and may be enforced in any jurisdictions by suit on the judgment or in any other manner provided by law. The Guarantor further irrevocably waives, to the fullest extent it may effectively do so, any objection to venue in such State on the basis of inconvenient forum. The Guarantor further agrees that any action or proceeding brought against the Lenders shall be brought only in State or Federal court sitting in New York, New York.

                  Nothing in this Section shall affect the right of any Lender to serve legal process in any other manner permitted by law or affect the right of such


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Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

                  To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

                  THE GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTY. THE GUARANTOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE BORROWER, OR SUCH LENDER, AS THE CASE MAY BE, AT THE ADDRESS PROVIDED HEREIN FOR NOTICES.



                           [INTENTIONALLY LEFT BLANK]




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                  IN WITNESS WHEREOF, the Guarantor has duly executed this
Guaranty, as of 6 November, 1998.



Address for Notice:

c/o Stanwich Partners, Inc.
62 Southfield Avenue                         By: /s/ Charles E. Bradley, Sr.
One Stamford Landing                             -----------------------------
Stamford, CT 06902                               Name: Charles E. Bradley, Sr.



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